SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  February 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)



              Delaware                  33-28829                       9999
(State or Other Jurisdiction    (Commission      (Primary Standard Industrial
       Identification Number)     File Number)    Classification Code Number)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(800) 999-7535
(Address and telephone number of Principal Executive Offices)

Item 5.       Other Events

Description of the Notes and the Receivables Pool

	National Financial Auto Funding Trust (the "Funding Trust") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus (together, the "Prospectus") filed as part of Registration Statement, File No. 33-28829, in connection with the Funding Trust's issuance of a series of Notes, entitled National Auto Finance 1997-1 Trust Automobile Receivables-Backed Notes, Series 1997-1 (the "Notes"), to be issued pursuant to an Indenture, dated as of June 29, 1997, between (i) National Auto Finance 1997-1 Trust (the "Trust"), a Delaware business trust formed pursuant to a Trust Agreement dated as of June 29, 1997 between Funding Trust, as depositor, and Wilmington Trust company, as Owner Trustee, and (ii) Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes designated as the Series 1997-1 Notes will be Secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool will consist of Receivables having an aggregate principal balance as of June 29, 1997 (the "Cut-off Date") of approximately $66,156,163.54 and certain additional Receivables to the extent purchased by the Trust on or prior to October 30, 1997 with funds deposited in a Pre-Funding Account in the amount of approximately $6,689,091.18.

Computational Materials

	First Union Capital Markets Corp., as underwriter of the Notes (the "Underwriter") has provided certain prospective purchasers of Notes with certain computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Notes and the hypothetical characteristics and hypothetical performance of the Notes under certain assumptions and scenarios, based on collateral information provided by National Auto Finance Company, Inc.



              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date February 21, 1998.


              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated February 21, 1998.


    National Auto Finance 1997-1 Trust
    Monthly Servicer Certificate
     21-Feb-98

                         Pre-
                 Pre-  Funding
      Collect  Funding Reserve   Spread   Revolvi    Cert              Master
       Acct      Acct    Acct     Acct     Acct      Acct    Transfero Servicer
  1          0       0       0  2,274,301      0           0        0         0
  2                  0       0     10,397      0           0        0         0

  3  2,743,742       0       0          0      0           0        0         0
  4          0       0       0          0      0           0        0         0
  5     13,021       0       0          0      0           0        0         0
  6          0       0       0          0      0           0        0         0
  7     (7,770)      0       0          0      0           0    7,770         0
  8          0       0       0          0      0           0        0         0
  9    (13,021)      0       0    (10,397)     0           0   23,419         0
 10 (2,150,207)      0       0          0      0   2,150,207        0         0
 11          0       0       0          0      0           0        0         0

 12   (585,765)      0       0          0      0     585,765        0         0
 13          0       0       0          0      0           0        0         0
 14          0       0       0          0      0           0        0         0
 15          0       0       0          0      0           0        0         0
 16          0       0       0          0      0           0        0         0
 17          0       0       0    346,576      0           0        0         0
 18          0       0       0          0      0           0        0         0
 19          0       0       0          0      0           0        0         0
 20          0       0       0          0      0           0        0         0
 21          0       0       0          0      0           0        0         0
 22          0       0       0          0      0           0        0         0
 23          0       0       0          0      0           0        0         0
 24          0       0       0          0      0           0        0         0
 25          0       0       0          0      0           0        0         0

 26          0       0       0          0      0           0        0         0
 27          0       0       0          0      0           0        0         0
 28         (0)      0       0  2,620,877      0   2,735,972   31,189         0
 29          0       0       0          0      0   2,735,972        0         0

  1 Beginning Account Balances
  2 Interest Income

    Collection Account
  3 Lockbox Collections during the Collections Period
  4 Add: Retransfer Amount received in respect of any Retransferred Contracts 5 Add: Any income and gain from investments of funds in the Collection Acct 6 Add: Amts received from Transferor, Master Servicer or Subservicer
  7 Less: Late Payment fees collected with respect to the Contracts on Deposit 8 Less: Supplemental Servicing Fee
  9 Less: Any income and gain on investments of deposits in Collection Account 10 Less: Scheduled, Prepay and Liquidated Contract Principal
 11 Less: Amounts deposited with respect to Retransferred Contracts

    Certificate Account
 12 Add: Withdrawals from Collection Account
 13 Add: Amounts received from the Transferor
 14 Add: Amounts received from the Master Servicer or Subservicer
 15 Add: Withdrawals from Revolving Account
 16 Add: Withdrawals from the Pre-Funding Reserve Account
 17 Add: Deposits to the Spread Account
 18 Add: Proceeds of any Contracts or Property
 19 Add: Any income and gain on investments of funds in the Certificate Acct
 20 Add: Amounts received from Certificate Insurer
 21 Add: Withdrawals from the revolving Account or Pre-Funding Account
 22 Less: Expenses of an Opinion of Counsel
 23 Less: Expenses of Master Servicer or Transferor
 24 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 25 Less: Pmts to Transferor w/ respect to Retransferred Contracts or property

    Pre-Funding Reserve Account
 26 Less: Amount in excess of Required Deposit
 27 Less: Amounts Distributed
 28 Ending Account Balances
 29 Available Amount to Certificate Holders


National Auto Finance 1997-1 Trust
    Monthly Servicer Certificate
             21-Feb-98
                                                            Cert
                                                          Account     Payment

Available Amount                                          2,735,972           0

Payments on Payment Date
      (i)  Servicing Fee                                   (107,022)    107,022
           NAFI Operating Depository Account
           First Union National Bank, Charlotte, NC
           Acct #2010000259454 - ABA 053000219

     (ii)  Trustee, Collateral Agent                              0           0
           and Custodial fees
           Harris Trust and Savings Bank


    (iiia) Class A Interest                                (309,213)    309,213

    (iiib) Class A Principal                             (1,956,688)  1,956,688

     (iv)  Certificate Insurer                              (16,473)     16,473
           Financial Security Assurance
           Morgan Guaranty Trust
           Acct #000-33-345 ABA 021-000-238

      (v)  Collateral Agent (Spread Account)               (346,576)    346,576
           Harris Trust and Savings Bank

     (vi)  [Reserved]                                             0           0

     (vii) Unreimbursed expenses to the Trustee                   0           0

    (viii) Unreimbursed expenses to the Master Servicer           0           0

     (ix)  Unreimbursed expenses to the Standby Servicer          0           0

      (x)  Unreimbursed expenses to the Transferor                0           0

     (xi)  Class B Certificate Holders                            0           0
           National Auto Finance Company, Inc.
           First Union National Bank
           Acct # 2010000259454 - ABA 053000219

Pursuant to section 3.17 of the Pooling and Service Agreement dated as of July 17, 1997 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the
Collection Period                  31-Jan-98


NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Melissa Grimm
Vice President, Controller         24-Nov-98



National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Feb-98

                                                       1 Month       2 Months
(A) Portfolio Performance Tests:         Current:      Previous      Previous
                                         (yes/no)      (yes/no)      (yes/no)
Trigger Event  (Yes/No)                    yes            no            no

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             5,542,578    66,303,520         8.359%
1 Month Prior:              5,422,401    64,213,039         8.444%
Current:                    5,612,278    62,062,832         9.043%
                                                            8.616%

Maximum Delinquency Ratio                                    8.25%

                                                       Monthly        Annual
Gross Defaulted Contracts                              Default       Default
                        Defaults           ACPB          Rate          Rate
2 Months Prior:               932,507    67,240,351        1.387%       16.642%
1 Month Prior:              1,030,594    65,258,279        1.579%       18.951%
Current:                    1,242,268    63,137,936        1.968%       23.611%
                                                           1.645%       19.735%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   18.00%
(iii)  Month 25 through the remainder of the transaction                  14.00%

                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               205,627    67,240,351         0.306%       3.670%
1 Month Prior:                457,171    65,258,279         0.701%       8.407%
Current:                      383,271    63,137,936         0.607%       7.284%
                                                            0.538%       6.454%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                    8.00%
(iii)  Month 25 through the remainder of the transaction                   6.00%



National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Feb-98

                                                       1 Month       2 Months
(B) Insurance Agreement Event of Defaults              Previous      Previous
                                         Current:      (yes/no)      (yes/no)
Event of Default (Yes/No)                   no            no            no

(1)         Bankruptcy or insolvency of the Company, or the Seller;


(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)         Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             5,542,578    66,303,520         8.359%
1 Month Prior:              5,422,401    64,213,039         8.444%
Current:                    5,612,278    62,062,832         9.043%
                                                            8.616%

Maximum Delinquency Ratio                                   11.00%


(5)         The Default Rate average over the 3 previous Monthly
            Periods exceeds 25% for month 1 through 24,
             and 17% for the remainder of the transaction;


                                                       Monthly        Annual
Defaults                                               Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:               932,507    67,240,351         1.387%       16.642%
1 Month Prior:              1,030,594    65,258,279         1.579%       18.951%
Current:                    1,242,268    63,137,936         1.968%       23.611%
                                                            1.645%       19.735%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   25.00%
(iii)  Month 25 through the remainder of the transaction                  17.00%



National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Feb-98


(B) Insurance Agreement Event of defaults (Cont.)

(6) The Net Loss Rate averaged over the 3 previous Monthly Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate


2 Months Prior:               205,627    67,240,351         0.306%        3.670%
1 Month Prior:                457,171    65,258,279         0.701%        8.407%
   Current:                   383,271    63,137,936         0.607%        7.284%
                                                            0.538%        6.454%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                   11.00%
(iii)  Month 25 through the remainder of the transaction                   8.00%


(7)         The Servicer Termination Events listed below:

    (i)     Failure to deposit funds as required under the              no
            Pooling and Servicing Agreement

    (ii)    Failure to deliver the Servicer's Certificate               no

   (iii)    Breach of Servicer covenants                                no

    (iv)    Bankruptcy or insolvency of the Servicer                    no

    (v)     Material breach of representations and warranties           no

    (vi)    Certificate Insurer has not delivered a                     no
            Servicer Extension Notice

   (vii)    Insurance Agreement Event of Default on                     no
            this or other transactions

   (viii)   Claim under the policy                            		no

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
 21-Feb-98

Class A Interest Schedule

           Opening Class A Principal Balance                         58,433,866
           Class A Interest Rate                                           6.35%
           30/360*Class A Interest Rate                                    0.53%
           Current Class A Interest  Distribution                       309,213
           Prior Class A Interest Arrearage                                0.00
           Class A Interest Due                                         309,213

           Current Class A Interest Arrearage                              0.00

Class A Principal Schedule

           Opening Class A Principal Balance                         58,433,866

           Scheduled Principal                                          911,136
           Prepayments                                                  509,527
           Liquidated Contracts                                         729,544
           Less: Amounts reinvested                                           0
                                                                      2,150,207
           Retransfers                                                        0
                                                                      2,150,207

           Class A Share - 91%                                        1,956,688
           Remaining Revolving Account Balance                                0
           Principal due to Class A                                   1,956,688

           Prepayment from Revolving Account                                  0
           Prepayment From Pre-Funding Account                                0
           Prior Class A Arrearage                                            0

           Class A Principal Due                                      1,956,688

           Class A Principal Distribution                             1,956,688

           Current Class A Arrearage                                          0

Ending Class A Principal Balance after current Distribution          56,477,177


Servicing Fee Schedule

           Beginning Collateral Balance                              64,213,039
           Annual Servicing Rate                                           2.00%
           Prior Servicing Fee Arrearage                                      0
           Current Servicer Fee                                         107,022
           Servicer Fee Due                                             107,022
           Servicer Fee Paid                                            107,022
           Current Servicing Fee Arrearage                                    0


National Auto Finance 1997-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


Trustee Fee Schedule

Annual Trustee Fee                                                            0
Prior Trustee Fee Arrearage                                                   0
Current Trustee Fee                                                           0
Trustee Fee Due                                                               0
Current Trustee Fee Arrearage                                                 0



Certificate Insurer Schedule

Ending  Class A Balance                                              56,477,177
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.50%
Certificate Insurer Fee                                                  16,473


Pre-Funding Account

Opening Balance                                                               0
Monthly Originations X 91%                                                    0
Withdrawal From Pre-Funding Account                                           0
Prepayment associated with end of Pre-Funding Period                          0
Closing Balance                                                               0



Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0
Amount Transferred to Certificate Account                                     0
Prepayment Associated with Release from Revolving Account                     0
Ending Balance


Spread Account

Initial Collateral Balance                                           66,891,200
Opening Spread Account Balance                                        2,274,301
Less Interest Earned                                                    (10,397)
Opening Spread Account Balance                                        2,274,301
Required Balance Spread Account                                       4,344,398
Required Deposit to Spread Account                                    2,070,097
Ending Spread Account Balance                                         2,620,877


Cap                                                                   4,344,398

Floor                                                                56,477,177
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Feb-98


Class A Certificate Factor

                                       Current Class A Balance       56,477,177
                                       Initial Class A Balance       66,891,200

                                       Certificate Factor:         0.8443140082


Aggregate Contract Principal Balance                                 62,062,832

Class A Balance                                                      56,477,177
Less: Prefunding Account                                                      0
 Receivable backed Certificates                                      56,477,177

A Investor Percentage                                                     91.00%


January 31, 1998

Weighted Average Coupon                                                   19.20%

Weighted Average Maturity                                                 	45.60



National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
      21-Feb-98


Beginning of Transaction           07/21/97
Payment Date                       02/21/98
Month of Transaction                      7
Period Ended                       01/31/98

Collection Account
Beginning Balance                                                             0
Collections during the Collections Period                             2,743,742
Retransfer Amt received in respect of any Retransferred Contracts             0
Any income & gain from investments of funds in the Collection Acct       13,021
Amts received from Transferor, Master Servicer, or Subservicer                0

Late Pmt Fees collected with respect to the Contracts on Deposit          7,770
Supplemental Servicing Fee                                                    0
Amounts deposited with respect to Retransferred Accounts                     0
Scheduled Principal (During Revolving Period - Months 1 through 7)      911,136
Prepayments (During Revolving Period - Months 1 through 7)              509,527
Recoveries (During Revolving Period - Months 1 through 7)               346,273

Certificate Account
Amounts received from the Transferor                                          0
Amounts received from the Master Servicer or Subservicer                      0
Withdrawals from the Pre-Funding Reserve Account                              0
Withdrawals from the Spread Account                                           0
Proceeds of any Contracts or Property                                         0
Any income & gain on investments of funds in the Certificate Acct             0
Amounts received from Certificate Insurer (Claims to FSA)                     0

Expenses of an Opinion of Counsel                                             0
Expenses of Master Servicer or Transferor                                     0
Payments to the Master servicer of Insurance & Liquidation Proceeds           0
Pmts to Transferor w/ respect to Retransferred Contracts or property          0

Pre-Funding Reserve Account
Beginning Balance                                                             0
Amount in excess of Required Deposit                                          0
Interest Income                                                               0

Certificate Insurer
Is there a claim on the policy in the current month,                         No
or has there ever been a claim

Revolving Account
Beginning Balance                                                             0
Transfers                                                                     0
Over 3.0 Million Principal
Remaining balance due to Investors                                            0
Interest Income                                                               0

Pre-Funding Account
Beginning Balance                                                             0
Interest Income                                                               0


Spread Account

Beginning Balance                                                     2,274,301
Interest Income                                                          10,397


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
      21-Feb-98


Number of loans currently owned by Trust                                  5,511

Initial Collateral Balance                                           66,891,200

New Originations Transferred to Trust                                         0


Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0


Opening Class A Principal Balance                                    66,891,200
Prior Class A Principal Arrearage                                             0


                                  Current    1 Month     2 Months     3 Months
                                               Prior       Prior       Prior
30+ Days Past Due                 3,032,059  3,091,177    3,535,806   2,637,619
60+ Days Past Due                 1,310,744  1,324,351    1,080,209   1,061,407
90+ Days Past Due                 1,269,475  1,006,873      926,563     634,941
Delinquent (30+ days past due)    5,612,278  5,422,401    5,542,578   4,333,966

Current Month Repos                 680,597    578,924      463,664     462,158
New over 90 Days                    561,671    451,670      468,843     378,767
Defaults                          1,242,268  1,030,594      932,507     840,925

Liquidated Contracts
  Repos > 90 Days                   240,290    203,698       16,061       3,531
  Closed Repo's                     489,254    533,067      465,183     209,828
  Past Due > 120 Days                     0          0            0           0
  Chapter 13 Bankruptcy                   0          0            0           0
  Net Liquidated Accounts           729,544    736,766      481,244     213,359

Recoveries - net of expenses        346,273    279,594      275,617     142,981

Net Losses                          383,271    457,171      205,627      70,378


ACPB                             62,062,832 64,213,039   66,303,520  68,177,182



Principal Paid

                      08/21/97               1,032,777
                      09/21/97               1,133,973
                      10/21/97               1,202,786
                      11/21/97               1,480,428
                      12/21/97               1,705,033
                      01/21/98               1,902,337
                                             8,457,334







        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Name: Keith B. Stein
                           Secretary

Dated:        February 28, 1998